Exhibit 99.1

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

The following is selected restated financial data reflecting the new segment structure of Brunswick Corporation effective January 1, 2023, for the three months ended April 2, 2022, the three and six months ended July 2, 2022, the three and nine months ended October 1, 2022, the three and twelve months ended December 31, 2022, and the twelve months ended December 31, 2021. For completeness, reconciliations to Non-GAAP measures are also included for the Boat Segment and Corporate/Other, as applicable, but there have been no changes to GAAP or Non-GAAP results for these segments for any periods presented.

Segment Information - GAAP

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	April 2, 2022	April 2, 2022
Propulsion	$705.9	$125.3
Engine Parts & Accessories	330.3	61.0
Navico Group	311.6	30.6
Boat	492.8	45.3
Corporate/Other	—	(22.7)
Segment Eliminations	(144.9)	—
Total	$1,695.7	$239.5

Segment Information - As Adjusted (Non-GAAP)

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	April 2, 2022	April 2, 2022
Propulsion	$705.9	$125.3
Engine Parts & Accessories	330.3	61.0
Navico Group	311.6	55.6
Boat	492.8	48.3
Corporate/Other	—	(22.7)
Segment Eliminations	(144.9)	—
Total	$1,695.7	$267.5

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Three Months Ended
April 2, 2022
Net sales	$311.6

GAAP operating earnings	$30.6
Purchase accounting amortization	22.4
Acquisition, integration, and IT related costs	2.6
Adjusted operating earnings	$55.6

GAAP operating margin	9.8%
Adjusted operating margin	17.8%

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Boat Segment	Three Months Ended
April 2, 2022
Net sales	$492.8

GAAP operating earnings	$45.3
Acquisition, integration, and IT related costs	2.4
Purchase accounting amortization	0.6
Adjusted operating earnings	$48.3

GAAP operating margin	9.2%
Adjusted operating margin	9.8%

Segment Information - GAAP

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	July 2, 2022	July 2, 2022
Propulsion	$734.2	$142.0
Engine Parts & Accessories	379.5	85.8
Navico Group	286.1	22.4
Boat	568.4	58.9
Corporate/Other	—	(30.1)
Segment Eliminations	(132.6)	—
Total	$1,835.6	$279.0

Segment Information - As Adjusted (Non-GAAP)

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	July 2, 2022	July 2, 2022
Propulsion	$734.2	$142.0
Engine Parts & Accessories	379.5	85.8
Navico Group	286.1	41.1
Boat	568.4	61.4
Corporate/Other	—	(30.1)
Segment Eliminations	(132.6)	—
Total	$1,835.6	$300.2

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Three Months Ended
July 2, 2022
Net sales	$286.1

GAAP operating earnings	$22.4
Purchase accounting amortization	13.4
Acquisition, integration, and IT related costs	5.3
Adjusted operating earnings	$41.1

GAAP operating margin	7.8%
Adjusted operating margin	14.4%

Boat Segment	Three Months Ended
July 2, 2022
Net sales	$568.4

GAAP operating earnings	$58.9
Acquisition, integration, and IT related costs	1.8
Purchase accounting amortization	0.7
Adjusted operating earnings	$61.4

GAAP operating margin	10.4%
Adjusted operating margin	10.8%

Segment Information - GAAP

	Six Months Ended
	Net Sales	Operating Earnings (Loss)
	July 2, 2022	July 2, 2022
Propulsion	$1,440.1	$267.3
Engine Parts & Accessories	709.8	146.8
Navico Group	597.7	53.0
Boat	1,061.2	104.2
Corporate/Other	—	(52.8)
Segment Eliminations	(277.5)	—
Total	$3,531.3	$518.5

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - As Adjusted (Non-GAAP)

	Six Months Ended
	Net Sales	Operating Earnings (Loss)
	July 2, 2022	July 2, 2022
Propulsion	$1,440.1	$267.3
Engine Parts & Accessories	709.8	146.8
Navico Group	597.7	96.7
Boat	1,061.2	109.7
Corporate/Other	—	(52.8)
Segment Eliminations	(277.5)	—
Total	$3,531.3	$567.7

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Six Months Ended
July 2, 2022
Net sales	$597.7

GAAP operating earnings	$53.0
Purchase accounting amortization	35.8
Acquisition, integration, and IT related costs	7.9
Adjusted operating earnings	$96.7

GAAP operating margin	8.9%
Adjusted operating margin	16.2%

Boat Segment	Six Months Ended
July 2, 2022
Net sales	$1,061.2

GAAP operating earnings	$104.2
Acquisition, integration, and IT related costs	4.2
Purchase accounting amortization	1.3
Adjusted operating earnings	$109.7

GAAP operating margin	9.8%
Adjusted operating margin	10.3%

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - GAAP

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	October 1, 2022	October 1, 2022
Propulsion	$714.4	$143.0
Engine Parts & Accessories	360.3	88.9
Navico Group	234.8	(1.8)
Boat	510.7	49.7
Corporate/Other	—	(42.1)
Segment Eliminations	(122.0)	—
Total	$1,698.2	$237.7

Segment Information - As Adjusted (Non-GAAP)

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	October 1, 2022	October 1, 2022
Propulsion	$714.4	$143.0
Engine Parts & Accessories	360.3	88.9
Navico Group	234.8	19.5
Boat	510.7	52.0
Corporate/Other	—	(24.6)
Segment Eliminations	(122.0)	—
Total	$1,698.2	$278.8

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Three Months Ended
October 1, 2022
Net sales	$234.8

GAAP operating loss	$(1.8)
Restructuring, exit and impairment charges	6.9
Purchase accounting amortization	13.4
Acquisition, integration, and IT related costs	1.0
Adjusted operating earnings	$19.5

GAAP operating margin	(0.8)%
Adjusted operating margin	8.3%

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Boat Segment	Three Months Ended
October 1, 2022
Net sales	$510.7

GAAP operating earnings	$49.7
Restructuring, exit and impairment charges	0.3
Acquisition, integration, and IT related costs	1.0
Purchase accounting amortization	1.0
Adjusted operating earnings	$52.0

GAAP operating margin	9.7%
Adjusted operating margin	10.2%

Corporate/Other	Three Months Ended
October 1, 2022
GAAP operating loss	$(42.1)
Restructuring, exit and impairment charges	17.4
Acquisition, integration, and IT related costs	0.1
Adjusted operating loss	$(24.6)

Segment Information - GAAP

	Nine Months Ended
	Net Sales	Operating Earnings (Loss)
	October 1, 2022	October 1, 2022
Propulsion	$2,154.5	$410.3
Engine Parts & Accessories	1,070.1	235.7
Navico Group	832.5	51.2
Boat	1,571.9	153.9
Corporate/Other	—	(94.9)
Segment Eliminations	(399.5)	—
Total	$5,229.5	$756.2

Segment Information - As Adjusted (Non-GAAP)

	Nine Months Ended
	Net Sales	Operating Earnings (Loss)
	October 1, 2022	October 1, 2022
Propulsion	$2,154.5	$410.3
Engine Parts & Accessories	1,070.1	235.7
Navico Group	832.5	116.2
Boat	1,571.9	161.7
Corporate/Other	—	(77.4)
Segment Eliminations	(399.5)	—
Total	$5,229.5	$846.5

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Nine Months Ended
October 1, 2022
Net sales	$832.5

GAAP operating earnings	$51.2
Restructuring, exit and impairment charges	6.9
Purchase accounting amortization	49.2
Acquisition, integration, and IT related costs	8.9
Adjusted operating earnings	$116.2

GAAP operating margin	6.2%
Adjusted operating margin	14.0%

Boat Segment	Nine Months Ended
October 1, 2022
Net sales	$1,571.9

GAAP operating earnings	$153.9
Restructuring, exit and impairment charges	0.3
Acquisition, integration, and IT related costs	5.2
Purchase accounting amortization	2.3
Adjusted operating earnings	$161.7

GAAP operating margin	9.8%
Adjusted operating margin	10.3%

Corporate/Other	Nine Months Ended
October 1, 2022
GAAP operating loss	$(94.9)
Restructuring, exit and impairment charges	17.4
Acquisition, integration, and IT related costs	0.1
Adjusted operating loss	$(77.4)

Segment Information - GAAP

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	December 31, 2022	December 31, 2022
Propulsion	$669.5	$112.6
Engine Parts & Accessories	240.1	32.3
Navico Group	236.8	17.0
Boat	547.5	58.9
Corporate/Other	—	(29.2)
Segment Eliminations	(111.2)	—
Total	$1,582.7	$191.6

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - As Adjusted (Non-GAAP)

	Three Months Ended
	Net Sales	Operating Earnings (Loss)
	December 31, 2022	December 31, 2022
Propulsion	$669.5	$112.6
Engine Parts & Accessories	240.1	32.3
Navico Group	236.8	31.3
Boat	547.5	54.8
Corporate/Other	—	(28.8)
Segment Eliminations	(111.2)	—
Total	$1,582.7	$202.2

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Three Months Ended
December 31, 2022
Net sales	$236.8

GAAP operating earnings	$17.0
Restructuring, exit and impairment charges	0.8
Purchase accounting amortization	12.7
Acquisition, integration, and IT related costs	0.8
Adjusted operating earnings	$31.3

GAAP operating margin	7.2%
Adjusted operating margin	13.2%

Boat Segment	Three Months Ended
December 31, 2022
Net sales	$547.5

GAAP operating earnings	$58.9
Restructuring, exit and impairment charges	(0.3)
Purchase accounting amortization	0.8
Acquisition, integration, and IT related costs	(4.6)
Adjusted operating earnings	$54.8

GAAP operating margin	10.8%
Adjusted operating margin	10.0%

Corporate/Other	Three Months Ended
December 31, 2022
GAAP operating loss	$(29.2)
Acquisition, integration, and IT related costs	0.4
Adjusted operating loss	$(28.8)

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - GAAP

	Twelve Months Ended
	Net Sales		Operating Earnings (Loss)
	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Propulsion	$2,824.0	$2,504.7	$522.9	$449.7
Engine Parts & Accessories	1,310.2	1,371.7	268.0	282.4
Navico Group	1,069.3	688.3	68.2	53.4
Boat	2,119.4	1,703.1	212.8	142.3
Corporate/Other	—	—	(124.1)	(114.9)
Segment Eliminations	(510.7)	(421.6)	—	—
Total	$6,812.2	$5,846.2	$947.8	$812.9

Segment Information - As Adjusted (Non-GAAP)

	Twelve Months Ended
	Net Sales		Operating Earnings (Loss)
	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Propulsion	$2,824.0	$2,504.7	$522.9	$449.7
Engine Parts & Accessories	1,310.2	1,371.7	268.0	282.4
Navico Group	1,069.3	688.3	147.5	114.5
Boat	2,119.4	1,703.1	216.5	154.9
Corporate/Other	—	—	(106.2)	(114.7)
Segment Eliminations	(510.7)	(421.6)	—	—
Total	$6,812.2	$5,846.2	$1,048.7	$886.8

Reconciliation to Non-GAAP Measures - Segment Information

Navico Group Segment	Twelve Months Ended
	December 31, 2022	December 31, 2021
Net sales	$1,069.3	$688.3

GAAP operating earnings	$68.2	$53.4
Restructuring, exit and impairment charges	7.7	0.7
Purchase accounting amortization	61.9	44.1
Acquisition, integration, and IT related costs	9.7	17.8
Gain on sale of assets	—	(1.5)
Adjusted operating earnings	$147.5	$114.5

GAAP operating margin	6.4%	7.8%
Adjusted operating margin	13.8%	16.6%

Brunswick Corporation
April 10, 2023

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Boat Segment	Twelve Months Ended
	December 31, 2022	December 31, 2021
Net sales	$2,119.4	$1,703.1

GAAP operating earnings	$212.8	$142.3
Restructuring, exit and impairment charges	—	0.1
Purchase accounting amortization	3.1	1.6
Acquisition, integration, and IT related costs	0.6	6.3
Sport Yacht & Yachts	—	3.8
Palm Coast reclassified from held-for-sale	—	0.8
Adjusted operating earnings	$216.5	$154.9

GAAP operating margin	10.0%	8.4%
Adjusted operating margin	10.2%	9.1%

Corporate/Other	Twelve Months Ended
	December 31, 2022	December 31, 2021
GAAP operating loss	$(124.1)	$(114.9)
Restructuring, exit and impairment charges	17.4	—
Acquisition, integration, and IT related costs	0.5	0.2
Adjusted operating loss	$(106.2)	$(114.7)